Oppenheimer Global Fund/VA

Supplement dated February 3, 2014 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Fund/VA (the “Fund”), each dated April 30, 2013, and is in addition to any other supplement(s).

Effective April 30, 2014, Class 3 Shares and Class 4 Shares of the Fund are reclassified as Non-Service Shares and Service Shares, respectively (the “Reclassification”). All references to Class 3 Shares and Class 4 Shares are deleted. The Reclassification is expected to be tax-free for the Fund and its shareholders; however, shareholders should consult a tax advisor with regard to their personal circumstances. Shareholder account statements issued after April 30, 2014 will reflect changes in connection with the Reclassification. Following the Reclassification, Class 3 Shares and Class 4 Shares will no longer be available for purchase.

February 3, 2014                                                                                            PS0485.005